Exhibit (b)

                                 CERTIFICATIONS
                                 --------------

     I, John M. Flippin, certify that:

     1. I have reviewed this report on Form N-CSR of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 26, 2003            /s/ John M. Flippin
                              --------------------------------------------
                              John M. Flippin, President of FBP Contrarian
                              Equity Fund and FBP Contrarian Balanced Fund

                                 CERTIFICATIONS
                                 --------------

     I, Richard Mitchell, certify that:

     1. I have reviewed this report on Form N-CSR of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 28, 2003            /s/ Richard Mitchell
                              --------------------------------------------
                              Richard Mitchell, President of The Government
                              Street Equity Fund, The Government Street Bond
                              Fund and The Alabama Tax Free Bond Fund

                                 CERTIFICATIONS
                                 --------------

     I, Charles M. Caravati III, certify that:

     1. I have reviewed this report on Form N-CSR of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 26, 2003            /s/ Charles M. Caravati III
                              --------------------------------------------
                              Charles M. Caravati III, President of The
                              Jamestown Balanced Fund, The Jamestown Equity
                              Fund and The Jamestown International Equity Fund

                                 CERTIFICATIONS
                                 --------------

     I, Beth Ann Gustafson, certify that:

     1. I have reviewed this report on Form N-CSR of The Jamestown Tax Exempt Virginia Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 28, 2003            /s/ Beth Ann Gustafson
                              --------------------------------------------
                              Beth Ann Gustafson, President of The Jamestown Tax
                              Exempt Virginia Fund

                                 CERTIFICATIONS
                                 --------------

     I, Joseph L. Antrim III, certify that:

     1.   I have  reviewed  this  report on Form N-CSR of The  Davenport  Equity
Fund;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 28, 2003            /s/ Joseph L. Antrim III
                              --------------------------------------------
                              Joseph L. Antrim III, President of The Davenport
                              Equity Fund

                                 CERTIFICATIONS
                                 --------------

     I, Mark J. Seger, certify that:

     1. I have reviewed this report on Form N-CSR of Williamsburg Investment Trust;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: May 28, 2003            /s/ Mark J. Seger
                              --------------------------------------------
                              Mark J. Seger, Treasurer